UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 10, 2013

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On May 14, 2013, Hospira, Inc. (the “Company”) announced that Sumant Ramachandra, M.D., Ph.D., has been reappointed to his role as Senior Vice President and Chief Scientific Officer, effective May 17, 2013.  A copy of the press release announcing this reappointment is attached as Exhibit 99.1, and is incorporated herein by reference.

In addition, on May 10, 2013, the Company received a warning letter from the U.S. Food and Drug Administration (“FDA”) related to an inspection of the Company’s device operations in Lake Forest, Illinois from January 29 through February 7, 2013.  A copy of the FDA’s warning letter is filed as Exhibit 99.2 and is incorporated herein by reference.

The Company takes this matter seriously and intends to respond fully in a timely manner to the warning letter.  The Company does not expect that the warning letter will impact its 2013 financial guidance or the cost range associated with the Company’s recently announced device strategy.

Until the violations are corrected, the Company may be subject to additional regulatory action by the FDA, including but not limited to, the withholding or delay of approval of applications, seizure, injunction, and/or civil monetary penalties. Any such actions could significantly disrupt our ongoing business and operations and have a material adverse impact on our financial position and operating results. There can be no assurance that the FDA will be satisfied with the Company’s response to the warning letter.

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated impact of the FDA’s warning letter on the Company. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Form 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference. The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 14, 2013
99.2	FDA Warning Letter, received May 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: May 14, 2013	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated May 14, 2013
99.2	FDA Warning Letter, received May 10, 2013